POWER OF ATTORNEY

 KNOW ALL BY THESE PRESENTS, that the undersigned does hereby nominate, constitute and appoint Robert A. Gordon, Laura A. Donald, or each of them, the undersigned's true and lawful attorneys and agents, to do any and all acts and things and execute and file any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable to enable the undersigned (in his or her individual capacity or in a fiduciary or any other capacity) to comply with the Securities Exchange Act of 1934, as amended (the
"1934 Act") and the Securities Act of 1933, as amended (the "1933 Act"), and any requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the preparation, execution and timely filing of (i)
any report or statement of beneficial ownership or changes in beneficial ownership of securities of SAFEWAY INC., a Delaware corporation (the "Company"), that the undersigned (in his or her individual capacity or in a fiduciary or any other capacity) may be required to file pursuant to Section 16(a) of the 1934
Act, including specifically, but without limitation, full power and authority to sign the undersigned's name, in his or her individual capacity or in a fiduciary or any other capacity, to any report or statement on SEC Form 3, Form 4 or Form
5 or to any amendment thereto, or any form or forms adopted by the SEC in lieu thereof or in addition thereto, and (ii) any report required under Rule 144 of the 1933 Act on SEC Form 144 relating to sales of securities of the Company which are exempt from the reporting requirements of Rule 144, hereby ratifying and confirming all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.
 This authorization shall supersede all prior authorizations to act for the undersigned with respect to securities of the Company in these matters, which prior authorizations are hereby revoked, and shall remain in effect for so long as the undersigned (in his or her individual capacity or in a fiduciary or any other capacity) has any obligations under Section 16 of the 1934 Act with respect to securities of the Company.
 IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of March,
2008.
        _______/s/_____________
        Kenneth W. Oder